                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                                 March 20, 2000



                        Commission File Number 0 - 24024

                      FIRST COMMUNITY FINANCIAL GROUP, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          WASHINGTON                                   91-1277503
---------------------------------           ------------------------------------
(State or other jurisdiction                (IRS Employer Identification Number)
of incorporation or organization)

              721 COLLEGE ST. S.E., P.O. BOX 3800, LACEY, WA 98503
     ----------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number:    (360) 459-1100

ITEM 5 - OTHER EVENTS

Please see exhibit 99 attached hereto.

ITEM 7(c) - EXHIBITS

     (99) Press Release issued by First Community Financial Group (FCFG) dated March 20, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 20th day of March, 2000.

                                    FIRST COMMUNITY FINANCIAL GROUP, INC.
                                             (Registrant)

                                    By: /s/ James F. Arneson
                                        ----------------------------------------
                                        James F. Arneson
                                        EVP/Chief Financial Officer


                                        3